THE SARATOGA ADVANTAGE TRUST (the “Trust”)

James Alpha Hedged High Income Portfolio	Class I (INCIX) Class A (INCAX) Class C (INCCX) Class S (INCSX)
James Alpha Multi Strategy Alternative Income Portfolio	Class I (JAIMX) Class A (JAAMX) Class C (JACMX) Class S (JASMX)

Supplement dated November 12, 2020, to the Class A, C and I Prospectus and the Class S Prospectus (the “Prospectuses”), and the Class A, C, I and S Statement of Additional Information (the “SAI”) of the James Alpha Hedged High Income Portfolio and the James Alpha Multi Strategy Alternative Income Portfolio (the “Portfolios”), each dated December 27, 2019.

This Supplement updates and supersedes any contrary information contained in the Prospectuses and the SAI.

On October 30, 2020, Lazard Asset Management LLC (“Lazard”) acquired Coherence Capital Partners LLC (“Coherence”). At a meeting held on October 13, 2020 (the “Meeting”), the Board of Trustees (the “Board”) of the Trust approved the appointment of Lazard as the subadviser to the Portfolios. At the Meeting, the Board approved new Investment Advisory Agreements (the “New Subadvisory Agreements”) between James Alpha Advisors, LLC (“JAA”), the Portfolios’ investment manager, and Lazard with respect to the Portfolios, which were effective on October 30, 2020. The terms of the New Subadvisory Agreements are substantially the same as the existing subadvisory agreements between JAA and Coherence with respect to the Portfolios. The Board has the authority, pursuant to an exemptive order granted by the SEC, to approve subadvisory agreements without a shareholder vote under certain conditions.

Sal Naro, Vincent Mistretta and Michael Cannon, the co-Portfolio Managers primarily responsible for the day-to-day management of the segment of the Portfolios’ assets managed by Coherence, each joined Lazard and will continue to be primarily responsible for the day-to-day management of the segment of the Portfolios’ assets managed by Lazard.

Lazard is a global investment adviser with assets under management of $202.1 billion as of September 30, 2020. Lazard is located at 30 Rockefeller Plaza, New York, New York 10012.

All references to Coherence as the subadviser to the Portfolios in the Prospectuses and the SAI are replaced with Lazard.

Reference is made to the section entitled “PORTFOLIO MANAGERS”, subsection “Other Accounts Managed” beginning on page 79 of the SAI. The following is added and supersedes any similar disclosure:

The following table lists the number and types of accounts managed by each portfolio manager in addition to the Saratoga Advantage Trust Portfolios noted in the following table and assets under management in those accounts as of August 31, 2020.

Portfolio Manager	Portfolio(s) Managed	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts*	Assets Managed ($ millions)	Total Assets Managed ($ millions)
Sal Naro Lazard Asset Management LLC	James Alpha Hedged High Income Portfolio James Alpha Multi Strategy Portfolio	2	$12.9	3	$104.5	0	$0	$117.4
Vincent Mistretta Lazard Asset Management LLC	James Alpha Hedged High Income Portfolio James Alpha Multi Strategy Portfolio	2	$12.9	3	$104.5	0	$0	$117.4
Michael Cannon Lazard Asset Management LLC	James Alpha Hedged High Income Portfolio James Alpha Multi Strategy Portfolio	2	$12.9	3	$104.5	0	$0	$117.4

Please retain this Supplement for future reference.